SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report             6-22-2000

                               Dynamic Homes, Inc.
              Exact Name of Registrant as Specified in its Charter


         Minnesota                 08585                      41-0960127
State or other jurisdiction      Commission                   IRS Employer
                                                          Identification Number


         525 Roosevelt Ave, Detroit Lakes MN                  56501
         Address of Principal Executive Offices              Zip Code


Registrant's telephone number, including area code   (218)-847-2611



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Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  None

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  None

Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  None

Item 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  None

Item 5.           OTHER MATERIALLY IMPORTANT EVENTS.

         On June 21, 2000, Registrant announced that it had signed a letter of intent dated June 20, 2000 to be acquired by an entity to be formed by three directors of Dynamic Homes, Inc. The three directors are Peter K. Pichetti, Ronald L. Gustafson, and Clyde R. Lund, Jr. The letter of intent was approved by a special committee of three persons who are independent of Dynamic Homes, Inc. and its directors. The pending all-cash transaction is valued at $2.55 per share. The press release announcing the transaction is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  None

Item 7(c).        EXHIBITS.

         99.1     Press Release issued by Dynamic Homes, Inc. on June 21, 2000.





SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Registrant:      Dynamic Homes, Inc.

                                                     SCOTT D. LINDEMANN
                                                     (President, CEO)

                                    Dated:           June 22, 2000


                                  EXHIBIT INDEX

99.1     Press Release issued by Dynamic Homes, Inc. on June 21, 2000